Exhibit 10.4

EXECUTION COPY

THE SHERIDAN GROUP, INC.

$150,000,000 12.5% Senior Secured Notes due 2014

PURCHASE AGREEMENT

April 8, 2011

JEFFERIES & COMPANY, INC.

520 Madison Avenue

New York, New York  10022

Ladies and Gentlemen:

The Sheridan Group, Inc., a Maryland corporation (the “Company”), and each of the entities listed on the signature page hereto as Guarantors (the “Guarantors”) hereby agrees with you as follows:

1.     Issuance of Securities.  The Company proposes to issue and sell to Jefferies & Company, Inc. (the “Initial Purchaser”), and the Initial Purchaser proposes to purchase, $150,000,000 aggregate principal amount of the Company’s 12.5% Senior Secured Notes due 2014, Series A (the “Series A Notes”).  The Series A Notes will be issued pursuant to an indenture (the “Indenture”), to be dated as of the Closing Date (as defined below), between the Company and The Bank of New York, as trustee (the “Trustee”).  The Series A Notes and the Series B Notes (as defined below), each with the Guarantee endorsed thereon, are collectively referred to herein as the “Notes.”  Capitalized terms used but not defined herein shall have the respective meanings set forth in the “Description of the Notes” section of the Final Offering Memorandum (as defined below).

Pursuant to the Indenture, each of the Guarantors and any future guarantors party to the Indenture, jointly and severally, will fully and unconditionally guarantee, on a senior secured basis, to each holder of Notes and the Trustee, the payment and performance of the Company’s obligations under the Indenture, the Notes and the Collateral Agreements (as defined below), including the payment of principal, interest, premium, if any, and Liquidated Damages, if any, on the Notes.

Pursuant to the terms of the Collateral Agreements, all of the obligations under the Indenture, the Notes and the Guarantees will be secured by security interests in, liens on or pledges of (the “Security Interests”) substantially all of the assets (other than the Excluded Assets) of the Company and the Guarantors and any future Guarantors party to the Indenture, and a portion of the shares of capital stock of the subsidiaries of the Company (the “Collateral”), as set forth in the Final Offering Memorandum.

The Series A Notes will be offered and sold to the Initial Purchaser pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission (the “SEC”) thereunder (collectively, the “Securities Act”). The Company has prepared a preliminary offering memorandum, dated March 30, 2011 (the “Preliminary Offering Memorandum”), (ii) a pricing term sheet, dated the date hereof, attached hereto as Schedule I, which includes pricing terms and other information with respect to the Notes (the “Pricing Supplement”), and (iii) in the final offering memorandum, dated the date hereof  (the “Final Offering Memorandum”), in each case, relating to the offer and sale of the Series A Notes (the “Offering”).  All references in this Agreement to the Preliminary Offering Memorandum, the Time of Sale Document or the Final Offering Memorandum include, unless expressly stated otherwise, (i) all amendments or supplements thereto, (ii) all financial statements and schedules and other information contained therein (and references in this Agreement to such information being “contained,” “included” or “stated” (and other references of like import) in the Preliminary Offering Memorandum, the Time of Sale Document or the Final Offering Memorandum shall be deemed to mean all such information contained therein), (iii) any electronic Time of Sale Document or Final Offering Memorandum and (iv) any offering memorandum “wrapper” to be used in connection with offers to sell, solicitations of offers to buy or sales of the Notes in non-U.S. jurisdictions.  The Preliminary Offering Memorandum and the Pricing Supplement are collectively referred to herein as the “Time of Sale Document.”

Upon original issuance thereof, and until such time as the same is no longer required under the Indenture or the applicable requirements of the Securities Act, the Series A Notes shall bear the legend set forth in the Final Offering Memorandum.

2.     Agreements to Sell and Purchase.  On the basis of the representations, warranties, agreements and covenants contained herein, and subject to the terms and conditions hereof, the Company shall issue and sell to the Initial Purchaser, and the Initial Purchaser agrees to purchase from the Company, $150,000,000 aggregate principal amount of Series A Notes.  The purchase price for the Series A Notes shall be 91.0% of the principal amount thereof.

3.     Terms of Offering.  The Initial Purchaser has advised the Company, and the Company understands, that the Initial Purchaser will make offers to sell (the “Exempt Resales”) the Series A Notes purchased by the Initial Purchaser hereunder on the terms set forth in the Time of Sale Document and the Final Offering Memorandum

solely to persons whom the Initial Purchaser reasonably believes to be “qualified institutional buyers,” as defined in Rule 144A under the Securities Act (“QIBs”) or (b) non-U.S. persons purchasing Series A Notes in transactions that occur outside the United States in accordance with Regulation S under the Securities Act (“Regulation S Purchasers” and, collectively with QIBs, “Eligible Purchasers”).

Holders (including subsequent transferees) of the Series A Notes will have the registration rights set forth in the registration rights agreement (the “Registration Rights Agreement”), to be executed on and dated as of the Closing Date.  Pursuant to the Registration Rights Agreement, the Company and the Guarantors, will agree, among other things, (a) to file with the Securities and Exchange Commission (the “Commission”) under the circumstances set forth therein (i) a registration statement under the Securities Act (the “Exchange Offer Registration Statement”) relating to, among other things, the 12.5% Senior Secured Notes due 2014, Series B (the “Series B Notes”), identical in all material respects to the Series A Notes, including with respect to the Guarantees thereof (except that the Series B Notes shall have been registered pursuant to such registration statement and shall not contain provisions for Liquidated Damages), to be offered in exchange for the Series A Notes (such offer to exchange being referred to as the “Registered Exchange Offer”), and (ii) under certain circumstances, a shelf registration statement pursuant to Rule 415 under the Securities Act (the “Shelf Registration Statement” and, together with the Exchange Offer Registration Statement, the “Registration Statements”) relating to the resale by certain holders of the Series A Notes, and (b) to cause such Registration Statements to be declared effective, as applicable.

The Company and the Guarantors will enter into certain security and pledge agreements, mortgages, deeds of trust and certain other documents (collectively, the “Collateral Agreements”), on the Closing Date (or with respect to such mortgages and deeds of trust, within 60 days of the Closing Date) that will provide for the grant of the Security Interests in the Collateral to the Trustee, as collateral agent for the Trustee and the holders of the Notes (in such capacity, the “Collateral Agent”).  The Security Interests will secure the payment and performance when due of all of the respective obligations of the Company and the Guarantors under the Indenture, the Notes and the Guarantees.

On the Closing Date, the Company will either amend its existing working capital facility or enter into a new senior secured working capital facility (in either case, the “New Credit Facility”).  In connection with entering into the New Credit Facility, the Trustee, the lender under the New Credit Facility, the Company and the Guarantors will enter into an Intercreditor Agreement, to be dated as of the Closing Date, in a form reasonably satisfactory to the Initial Purchaser, which form shall be attached as an exhibit to the Indenture (the “Intercreditor Agreement”).

This Agreement, the Indenture, the Registration Rights Agreement, the Notes, the Guarantees, the Collateral Agreements, the New Credit Facility and the Intercreditor Agreement, collectively are referred to herein as the “Transaction Documents.”  The transactions contemplated by the Transaction Documents, including, without limitation, the Offering and the application of the proceeds therefrom as described in the Time of Sale Document and the Final Offering Memorandum, the issuance and sale of the Notes in accordance with this Agreement, the creation, grant, recording and perfection of the Security Interests, and borrowings under the New Credit Facility (if any), collectively are referred to herein as the “Transactions.”

4.     Delivery and Payment.  Delivery to the Initial Purchaser of and payment for the Series A Notes shall be made at a Closing (the “Closing”) to be held at 10:00 a.m., New York City time, on April 15, 2011, (such time and date, the “Closing Date”) at the offices of White & Case LLP, 1155 Avenue of the Americas, New York, New York 10036.  The Closing Date and the location of delivery of and the form of payment for the Series A Notes may be varied by agreement between the Initial Purchaser and the Company.

The Company shall deliver to the Initial Purchaser one or more certificates representing the Series A Notes (the “Global Securities”), each in definitive form, registered in the name of Cede & Co., as nominee of The Depository Trust Company (“DTC”), or such other names as the Initial Purchaser may request upon at least one Business Day’s notice to the Company, in such denominations as the Initial Purchaser may request against payment by the Initial Purchaser of the purchase price therefore by immediately available Federal funds bank wire transfer to such bank account as the Company shall designate to the Initial Purchaser at least two Business Days prior to the Closing.  “Business Day” means any day other than a Saturday, a Sunday or a day on which banking institutions in The City of New York or at a place of payment are authorized by law, regulation or executive order to remain closed.

The Global Securities in definitive form shall be made available to the Initial Purchaser for inspection at the offices of White & Case LLP, 1155 Avenue of the Americas, New York, New York 10036 (or such other place as shall be acceptable to the Initial Purchaser) not later than the close of business, New York City time, one Business Day immediately preceding the Closing Date.  Series A Notes to be represented by one or more Global Securities in book-entry form will be deposited on the Closing Date, by or on behalf of the Company, with DTC or its designated custodian, and registered in the name of Cede & Co.

5.     Agreements of the Company and the Guarantors.  Each of the Company and the Guarantors, jointly and severally, hereby agrees:

(a)   Certain Events.  To (i) advise the Initial Purchaser promptly after obtaining knowledge (and, if requested by the Initial Purchaser, confirm such advice in writing) of (A) the issuance by any U.S. or non-U.S. federal or state securities commission of any stop order suspending the qualification or exemption from qualification of any of the Series A Notes for offer or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any U.S. or non-U.S. federal or state securities commission or other regulatory authority, or (B) the happening of any event that makes any statement of a material fact made in the Time of Sale Document, any Company Additional Written Communication (as defined below) or the Final Offering Memorandum, untrue or that requires the making of any additions to or changes in the Time of Sale Document, any Company Additional Written Communication, or the Final Offering Memorandum, to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) use its commercially reasonable efforts to prevent the issuance of any stop order or order suspending the qualification or exemption from qualification of any of the Notes under any securities or “Blue Sky” laws of U.S. state or non-U.S. jurisdictions and (iii) if, at any time, any U.S. or non-U.S. federal or state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of any of the Notes under any such laws, use its commercially reasonable efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

(b)   Offering Documents.  To (i) furnish the Initial Purchaser and those persons identified by the Initial Purchaser to the Company, without charge, as many copies of the Time of Sale Document and the Final Offering Memorandum, and any amendments or supplements thereto, as the Initial Purchaser may reasonably request, and (ii) promptly prepare, upon the Initial Purchaser’s request, any amendment or supplement to the Time of Sale Document or the Final Offering Memorandum that the Initial Purchaser, upon the advice of legal counsel, determines may be necessary in connection with Exempt Resales (and each of the Company and the Guarantors hereby consents to the use of the Time of Sale Document and the Final Offering Memorandum, and any amendments and supplements thereto, by the Initial Purchaser in connection with Exempt Resales).

(c)   Notice of Amendment or Supplement.  Except as set forth in Section 5(d), not to amend or supplement the Time of Sale Document or the Final Offering Memorandum prior to the Closing Date, or at any time prior to the completion of the resale by the Initial Purchaser of all of the Series A Notes, unless the Initial Purchaser shall previously have been advised thereof and shall not have objected thereto within two Business Days after being furnished a copy thereof.  Before making, preparing, using, authorizing, approving or referring to any marketing materials (including any roadshow or investor presentation materials) or other written communications that constitute an offer to sell or a solicitation of an offer to buy the Notes (each such communication by the Company or its agents or representatives, a “Company Additional Written Communication”), the Company will furnish to the Initial Purchaser and counsel for the Initial Purchaser a copy of such written communication for review and will not make, prepare, use, authorize, approve or refer to any such written communication to which the Initial Purchaser reasonably objects.  The Company and the Guarantors consent to the use by the Initial Purchaser of a Company Additional Written Communication that contains (A) information describing the preliminary terms of the Series A Notes or their offering or (B) information that describes the final terms of the Series A Notes or their offering and that is included in or is subsequently included in the Final Offering Memorandum, including by means of the Pricing Supplement

(d)   Preparation of Amendments and Supplements.  At any time prior to the completion of the resale by the Initial Purchaser of all of the Series A Notes, (i) if any event shall occur as a result of which, in the reasonable judgment of the Company or the Initial Purchaser, it becomes necessary or advisable to amend or supplement the Time of Sale Document or the Final Offering Memorandum to correct any untrue statement of a material fact or omission to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to amend or supplement the Time of Sale Document or the Final Offering Memorandum to comply with any Applicable Law, to prepare, at the expense of the Company, an appropriate amendment or supplement to the Time of Sale Document and the Final Offering Memorandum (in form and substance reasonably satisfactory to the Initial Purchaser) so that (A) as so amended or supplemented, the Time of Sale Document and the Final Offering Memorandum will not include an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (B) the Time of Sale Document and the Final Offering Memorandum will comply with Applicable Law and (ii) if in the reasonable judgment of the Company it becomes necessary or advisable to amend or supplement the Time of Sale Document or the Final Offering Memorandum so that the Time of Sale Document and the Final Offering Memorandum will contain all of the information specified in, and meet the requirements of, Rule 144A(d)(4) under the Securities Act, to prepare an appropriate amendment or supplement to the Time of Sale Document or the Final Offering Memorandum (in form and substance reasonably satisfactory to the Initial Purchaser) so that the Time of Sale Document or the Final Offering Memorandum, as so amended or supplemented, will contain the information specified in, and meet the requirements of, such Rule.

(e)   Qualification of Securities.  To cooperate with the Initial Purchaser and the Initial Purchaser’s counsel in connection with the qualification of the Notes under the securities or blue sky laws of such jurisdictions as the Initial Purchaser may request and continue such qualification in effect so long as reasonably required for Exempt Resales; provided, that none of the Company or any of the Guarantors shall be required in connection therewith (i) to file any general consent to service of process or take any action that would subject it to service of process in suits other than those arising out of the offer and sale of the Notes in any jurisdiction in which it is not otherwise so subject, (ii) to register or qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it is not now so qualified or (iii) to subject itself to general taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(f)    Costs and Expenses.  Whether or not any of the Transactions are consummated or this Agreement is terminated, to pay (i) all costs, expenses, fees and taxes (other than federal, state or local taxes of the Initial Purchaser) incident to and in connection with: (A) the preparation, printing and distribution of the Time of Sale Document and the Final Offering Memorandum and any and all amendments and supplements thereto (including, without limitation, financial statements and exhibits), and all other agreements, memoranda, correspondence and other documents prepared and delivered in connection herewith (including the furnishing of copies of the foregoing to the Initial Purchaser and such other persons as the Initial Purchaser may reasonably request), (B) the printing, processing and distribution (including, without limitation, word processing and duplication costs) and delivery of each of the Transaction Documents, (C) the preparation, issuance and delivery of the Notes, and (D) the qualification of the Notes for offer and sale under the securities or blue sky laws of the several states (including, without limitation, filing fees and reasonable fees and disbursements of the Initial Purchaser’s counsel relating to such registration or qualification and the preparation of memoranda related thereto); (ii) all fees and expenses of the counsel and accountants of the Company and the Guarantors; (iii) all fees and expenses in connection with approval of the Notes by DTC for “book-entry” transfer; (iv) all fees charged by rating agencies in connection with the rating of the Notes; (v) the fees and expenses of the Trustee and the Collateral Agent; (vi) all costs and expenses of the Registered Exchange Offer, the Exchange Offer Registration Statement and any Shelf Registration Statement, as provided in the Registration Rights Agreement; (vii) all costs and expenses in connection with the creation and perfection of the security interest to be created and perfected pursuant to the Collateral Agreements (including without limitation, filing and recording fees, search fees, taxes and costs of title policies); (viii) all other fees, disbursements and out-of-pocket expenses incurred by the Initial Purchaser in connection with its services to be rendered hereunder including, without limitation, the fees and disbursements of White & Case LLP, counsel to the Initial Purchaser, travel and lodging expenses, chartering of airplanes, roadshow or investor presentation expenses, word processing charges, the costs of printing or producing any investor presentation materials, messenger and duplicating service expenses, facsimile expenses and other customary expenditures and (ix) all other costs and expenses incident and necessary to the performance of the obligations of the Company and the Guarantors under the Transaction Documents for which provision is not otherwise made in this section.

(g)   Use of Proceeds.  To use the proceeds from the Offering in all material respects as described in the Time of Sale Document and the Final Offering Memorandum under the caption “Use of Proceeds.”

(h)   Security Interests.  To do and perform in all material respects all things required to be done and performed under the Collateral Agreements prior to, on and after the Closing Date, including, without limitation, all things necessary or reasonably advisable to obtain, record and effect (as applicable) on or prior to the Closing Date (i) all Permits (as defined below) necessary for the granting, perfection and enforcement of the Security Interests and for the foreclosure by the Collateral Agent thereon following an Event of Default (as defined in the Indenture), (ii) all termination statements, mortgage releases and other documents necessary to terminate any Liens (as defined in the Indenture) on the Collateral (other than Liens created by the Indenture, Liens created by the Collateral Agreements and Permitted Liens (as defined in the Indenture)), and (iii) subject to the terms of the Intercreditor Agreement, any Permitted Liens and clause 5(q) below, a valid and perfected and enforceable, first priority Security Interest in each of the assets and shares of capital stock which are to constitute the Collateral.

(i)    Integration.  Not to, and to ensure that none of its affiliates (as defined in Rule 501(b) under the Securities Act, but excluding Jefferies & Company, Inc. and its affiliates, as to which no covenant is made) will, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any “security” (as defined in the Securities Act) that would be integrated with the sale of the Series A Notes in a manner that would require the registration under the Securities Act of the sale to the Initial Purchaser or of the offers or sales of Series A Notes pursuant to Exempt Resales.

(j)    Rule 144A Information.  For so long as any of the Series A Notes remain outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, during any period in which the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to make available, upon request, to any holder of the Notes in connection with any sale thereof and any prospective Eligible Purchaser of such Notes from such holder, the information required by Rule 144A(d)(4) under the Securities Act.

(k)   DTC.  To use reasonable best efforts to obtain the approval of DTC for “book-entry” transfer of the Notes, and to comply in all material respects with the representation letter to DTC relating to the approval of the Notes by DTC for “book entry” transfer.

(l)    Reports.  For so long as any of the Notes are outstanding, or until the second anniversary of the Closing Date, whichever is earlier, to furnish to the Initial Purchaser copies of all reports and other communications (financial or otherwise) furnished by the Company to the Trustee or to the holders of Notes and, as soon as available, copies of any reports or financial statements not available on EDGAR furnished to or filed by the Company with the Commission or any national securities exchange on which any class of securities of the Company may be listed.

(m)  No Selling Efforts or General Solicitation.  Except in connection with the Registered Exchange Offer or the filing of the Shelf Registration Statement, not to, and not to authorize or permit any person acting on its behalf to, (i) distribute any offering material in connection with the offer and sale of the Series A Notes other than the Time of Sale Document and the Final Offering Memorandum and any amendments and supplements to the Preliminary Offering Memorandum or the Final Offering Memorandum prepared in compliance with this Agreement, (ii) solicit any offer to buy or offer to sell the Series A Notes by means of any form of general solicitation or general advertising (including, without limitation, as such terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act, or (iii) engage in any directed selling efforts within the meaning of Regulation S, and all such persons will comply with the offering restrictions requirement of Regulation S.

(n)   Performance of Agreements.  To comply with all of its agreements set forth in the Transaction Documents, and to do and perform in all material respects all things required or necessary to be done and performed under this Agreement by it prior to the Closing Date and to satisfy in all material respects all conditions precedent to the Initial Purchaser’s obligations under this Agreement to purchase the Notes.

(o)   Stabilization or Manipulation.  Not to take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Notes or any other reference security, whether to facilitate the sale or resale of the Notes or otherwise.

(p)   Sale of Restricted Securities.  During the one year period after the Closing Date (or such shorter period as may be provided for in Rule 144 under the Securities Act, as the same may be in effect from time to time), to not, and to not permit any current or future subsidiaries of either the Company or any other Affiliates controlled by the Company to, resell any of the Series A Notes which constitute “restricted securities” under Rule 144 that have been reacquired by the Company, any current or future subsidiaries or any other Affiliates controlled by the Company, except pursuant to an effective registration statement under the Securities Act.

(q)   Post-Closing Deliverables.  Within 60 days from the Closing Date, (i) to deliver (A) mortgages and deeds of trust (which include fixture filings and assignments of rent, assignments of leases and security agreements, as applicable) in form and substance substantially similar to the Original Indenture Mortgages, to be recorded in all jurisdictions necessary to perfect the Liens created by the Collateral Agreements, covering the Premises, which mortgages and deeds of trust (which include fixture filings and assignments of rent, assignments of leases and security agreements, as applicable) shall be so recorded on or about 60 days from the Closing Date; (B) an irrevocable and unconditional written agreement from a title insurance company, reasonably acceptable to the Initial Purchaser, to issue A.L.T.A. extended coverage lender’s policies of title insurance (each, a “Title Policy”), each in an amount equal to 100% of the fair market value of the Premises to be covered by the related mortgage, as estimated by the Company in good faith, and on forms and with endorsements required by the Initial Purchaser, insuring the validity, first priority and enforceability of the Liens created by the mortgages on the Premises (and expressly including coverage for mechanic’s and materialmen’s liens), subject only to those title matters and exceptions approved by the Initial Purchaser; (C) the most recent existing survey of each Premise, together with either (i) an updated survey certification in favor of the Collateral Agent from the applicable surveyor stating that, based on a visual inspection of the applicable property and the knowledge of the surveyor, there has been no change in the facts depicted in the survey, or (ii) an affidavit from the Company or the applicable Subsidiary Guarantor stating that there has been no material changes to the applicable property, in each case sufficient for the title insurer to remove the standard survey exception from the applicable Title Policy and issue the endorsements required pursuant to the provisions of clause (H) above and (ii) to cause to be delivered to the Initial Purchasers a favorable opinion from relevant local counsel (in form and substance reasonably satisfactory to the Initial Purchaser and counsel to the Initial Purchaser), relating to each mortgage or deed of trust.  Neither the Collateral Agent nor the Trustee shall have any responsibility nor obligation to cause any of the post-closing deliverables described in this Section 5(q) to be delivered nor any liability in the event any such post-closing deliverables are not so delivered.

6.     Representations and Warranties of the Company and the Guarantors.  Each of the Company and the Guarantors, jointly and severally, represents and warrants to the Initial Purchaser that:

(a)   Offering Documents.  (i) The Time of Sale Document, as of the Applicable Time, did not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) the Final Offering Memorandum, as of the date thereof, did not and, at the Closing Date, will not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (iii) each Company Additional Written Communication, when taken together with the Time of Sale Document at the time such Company Additional Written Communication was made, did not, and, at the Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.  No statement of material fact included in the Final Offering Memorandum has been omitted from the Time of Sale Document, and no statement of material fact included in the Time of Sale Document has been omitted from the Final Offering Memorandum.  The foregoing representation and warranty made in this Section 6(a) shall not apply to any statements or omissions made in reliance on and in conformity with information relating to the Initial Purchaser furnished in writing to the Company by the Initial Purchaser specifically for inclusion in the Time of Sale Document or the Final Offering Memorandum.  The parties hereto acknowledge that for purposes of this Agreement (including this Section 6(a) and Section 8) the only information furnished in writing to the Company by the Initial Purchaser specifically for inclusion in the Time of Sale Document or the Final Offering Memorandum is the information set forth (i) on the cover page of the Final Offering Memorandum with respect to the price of the Notes, (ii) in the first sentence of the fifth paragraph under the caption “Plan of Distribution,” (iii) in the fifth and sixth sentences of the sixth paragraph under the caption “Plan of Distribution,” (iv) in the first and last sentences of the seventh paragraph under the caption “Plan of Distribution” and (v) the sixth and seventh sentences of the last risk factor on page 24 of the Time of Sale Document and the Final Offering Memorandum  (such information described in the immediately preceding clauses (i) through (v) of this Section 6(a), the “Furnished Information”).

Each of the Time of Sale Document and the Final Offering Memorandum, as of their respective dates contained, and the Final Offering Memorandum, as of the Closing Date and as amended or supplemented, will contain, all of the information specified in, and meet the requirements of, Rule 144A(d)(4) under the Securities Act.

“Applicable Time” means 10:50 a.m., New York time, on the date hereof or such other time as may be agreed upon in writing by the Company and the Initial Purchaser.

(b)   Limitation on Offering Materials.  The Company has not prepared, made, used, authorized, approved or distributed and will not, and will not cause or allow its agents or representatives to, prepare, make, use, authorize, approve or distribute any written communication that constitutes an offer to sell or a solicitation of an offer to buy the Notes, or otherwise is prepared to market the Notes, other than (i) the Time of Sale Document, (ii) the Final Offering Memorandum and (iii) any Company Additional Written Communication used in accordance with Section 5(c) hereof.

(c)   144A Eligibility.  No securities of the same class (within the meaning of Rule 144A) as the Series A Notes are listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a United States automated inter-dealer quotation system.  Upon issuance, the Series A Notes will be eligible for resale pursuant to Rule 144A under the Securities Act.

(d)   Due Organization; Good Standing.  Each of the Company and the Guarantors (i) has been duly incorporated, is validly existing and is in good standing under the laws of its jurisdiction of incorporation, (ii) has all requisite corporate power and corporate authority to conduct and carry on its business and to own, lease, use and operate its properties and assets as described in the Time of Sale Document and the Final Offering Memorandum, and (iii) is duly qualified or licensed to do business and is in good standing as a foreign corporation, authorized to do business in each jurisdiction in which the nature of its business or the ownership, leasing, use or operation of its properties and assets requires such qualification or licensing, except where such failure to be so qualified or licensed or in good standing as a foreign corporation would not, singly or in the aggregate, have a material adverse effect on (A) the properties, business, operations, earnings, assets, liabilities or condition (financial or otherwise) of the Company and the Guarantors, taken as a whole, (B) the ability of the Company or any of the Guarantors to perform in all material respects its obligations under any of the Transaction Documents, or (C) the validity or enforceability of any of the Transaction Documents or the consummation of any of the Transactions (each, a “Material Adverse Effect”).

(e)   Capitalization.  All of the outstanding shares of capital stock of the Company have been duly authorized, are validly issued, fully paid and nonassessable, and are not subject to, any preemptive or similar rights.  The table under the caption “Capitalization” in the Time of Sale Document and the Final Offering Memorandum (including the footnotes thereto) sets forth, as of its date, the actual capitalization of the Company.  The column titled “As Adjusted” in the table under the caption “Capitalization” in the Offering Memorandum (including the footnote thereto) sets forth, as of its date, the capitalization of the Company, after giving effect to the Transactions.  Immediately following the Closing, except as set forth in such table, neither the Company nor any of the Guarantors will have any liabilities, absolute, accrued, contingent or otherwise other than:  (i) liabilities that are reflected in the Company Financial Statements (as defined below), (ii) loans made under the New Credit Facility, (iii) liabilities incurred subsequent to December 31, 2010, in the ordinary course of business, consistent with past practice, and (iv) other liabilities that would not, singly or in the aggregate, have a Material Adverse Effect.

(f)    Subsidiaries.  The Company does not have a direct or indirect equity or voting interest in any other entity except the Guarantors and Capital City Press, Inc.  Attached as Schedule II is a list of the Guarantors and their jurisdictions of incorporation.  All of the issued and outstanding shares of capital stock or other equity interests of the Guarantors have been duly authorized, are validly issued, fully paid and nonassessable, and are not subject to, any preemptive or similar rights and are owned by the Company free and clear of all Liens, except for (v) Liens created by the Indenture, (w) Liens created by the Collateral Agreements, (x) Liens securing Indebtedness incurred under the New Credit Facility, (y) Liens that will be terminated on the Closing Date and (z) Permitted Liens that do not, singly or in the aggregate, materially detract from the value of such shares or equity interests and would not, singly or in the aggregate, have a Material Adverse Effect.  Except as disclosed in the Time of Sale Document and the Final Offering Memorandum, there are no outstanding (i) securities convertible into, or exchangeable for, any capital stock of the Company or any of the Guarantors, (ii) options, warrants or other rights to purchase or subscribe for any capital stock of, or any securities convertible into or exchangeable for any capital stock of, the Company or any of the Guarantors or (iii) contracts, commitments, agreements, understandings, arrangements, undertakings, rights, calls or claims of any kind relating to the issuance of any capital stock of the Company or any of the Guarantors, any such convertible or exchangeable securities or any such options, warrants or rights.  Except as set forth in this Section 6(f), upon consummation of the Transactions, none of the Company or any Guarantors will directly or indirectly own any capital stock of or other equity interest in any person.

(g)   No Other Registration Rights.  No holder of securities of the Company or any of the Guarantors will be entitled to have such securities registered under the Registration Statements required to be filed by the Company and the Guarantors with respect to the Series A Notes pursuant to the Registration Rights Agreement.

(h)   Power and Authority.  Each of the Company and the Guarantors has all requisite corporate power and corporate authority to execute and deliver, and to perform its obligations under, the Transaction Documents to which it is a party and to consummate the Transactions.

(i)    Authorization of this Agreement.  This Agreement and the Transactions contemplated hereby (including, without limitation, the Offering and the issuance and sale of the Notes in accordance with this Agreement) have been duly authorized by each of the Company and the Guarantors, and this Agreement has been validly executed and delivered by, and is the legal, valid and binding obligation of, each of the Company and the Guarantors, enforceable against each of the Company and the Guarantors in accordance with its terms, except that (i) such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditor’s rights generally, and by general equitable principles (whether considered in a proceeding in equity or at law) and (ii) any rights to indemnification and contribution may be limited by federal and state securities laws and principles of public policy.

(j)    Authorization of Indenture.  The Indenture and the Transactions contemplated thereby have been duly authorized by each of the Company and the Guarantors.  On the Closing Date, when the Series A Notes are delivered and paid for by the Initial Purchaser and authenticated by the Trustee pursuant to this Agreement and the Indenture, the Indenture will have been validly executed and delivered by, and (assuming the due authorization, execution and delivery thereof by the Trustee) will be the legal, valid and binding obligation of, each of the Company and the Guarantors, enforceable against each of the Company and the Guarantors in accordance with its terms, except that (i) such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditor’s rights generally, and by general equitable principles (whether considered in a proceeding in equity or at law) and (ii) any rights to indemnification and contribution may be limited by federal and state securities laws and principles of public policy.  On the Closing Date, the Indenture will conform to the requirements for qualification under the Trust Indenture Act of 1939, as amended (the “TIA”), applicable to an indenture that is required to be qualified under the TIA.

(k)   Authorization of Registration Rights Agreement.  The Registration Rights Agreement and the Transactions contemplated thereby have been duly authorized by each of the Company and the Guarantors and, on the Closing Date, the Registration Rights Agreement will have been validly executed and delivered by, and (assuming the due authorization, execution and delivery thereof by the Initial Purchaser) will be the legal, valid and binding obligation of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms, except that (i) such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditor’s rights generally, and by general equitable principles (whether considered in a proceeding in equity or at law) and (ii) any rights to indemnification and contribution may be limited by federal and state securities laws and principles of public policy.  The Registration Rights Agreement, when executed and delivered, will conform in all material respects to the description thereof in the Time of Sale Document and the Final Offering Memorandum.

(l)    Authorization of Series A Notes.  The Series A Notes have been duly authorized by the Company for issuance and sale to the Initial Purchaser pursuant to this Agreement and, on the Closing Date, when the Series A Notes are delivered to and paid for by the Initial Purchaser and authenticated by the Trustee pursuant to this Agreement and the Indenture, will have been validly executed, issued and delivered by the Company in accordance with the terms of this Agreement and the Indenture and will be legal, valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except that such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditor’s rights generally, and by general equitable principles (whether considered in a proceeding in equity or at law).  The Series A Notes, when issued, authenticated and delivered, will conform in all material respects to the description thereof in the Time of Sale Document and the Final Offering Memorandum.

(m)  Authorization of Series B Notes.  The Series B Notes have been duly authorized by the Company and, when issued in the Registered Exchange Offer, will have been validly executed, authenticated, issued and delivered in accordance with the terms of the Indenture, the Registration Rights Agreement and the Registered Exchange Offer and will be legal, valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except that such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditor’s rights generally, and by general equitable principles (whether considered in a proceeding in equity or at law).  The Series B Notes, when issued, authenticated and delivered, will conform in all material respects to the description thereof in the Time of Sale Document and the Final Offering Memorandum.

(n)   Authorization of Guarantees of Series A Notes.  The Guarantee to be endorsed on the Series A Notes by each Guarantor has been duly authorized by each such Guarantor and, when issued and executed by the Guarantors, will have been validly executed and delivered by each such Guarantor in accordance with the terms of the Indenture.  The Guarantee of each Guarantor endorsed on the Series A Notes will be the legal, valid and binding obligation of each such Guarantor, enforceable against each such Guarantor in accordance with its terms, except that such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditor’s rights generally, and by general equitable principles (whether considered in a proceeding in equity or at law).  The Guarantees of the Series A Notes, when executed and delivered, will conform in all material respects to the description thereof in the Time of Sale Document and the Final Offering Memorandum.

(o)   Authorization of Guarantees of Series B Notes.  The Guarantee to be endorsed on the Series B Notes by each Guarantor has been duly authorized by each such Guarantor and, when the Series B Notes are issued in the Registered Exchange Offer, will have been validly executed and delivered by each such Guarantor in accordance with the terms of the Indenture, the Registration Rights Agreement and the Registered Exchange Offer.  When the Series B Notes have been issued, executed and authenticated in accordance with the terms of the Registered Exchange Offer and the Indenture, the Guarantee of each Guarantor endorsed on the Series B Notes will be the legal, valid and binding obligation of each such Guarantor, enforceable against each such Guarantor in accordance with its terms, except that such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditor’s rights generally, and by general equitable principles (whether considered in a proceeding in equity or at law).  The Guarantees of the Series B Notes, when executed and delivered, will conform in all material respects to the description thereof in the Time of Sale Document and the Final Offering Memorandum.

(p)   Authorization of Collateral Agreements.  Each of the Collateral Agreements and the Transactions contemplated thereby (including, without limitation, the creation, grant, recording and perfection of the Security Interests, the execution and filing of financing statements and the payment of any fees and taxes in connection therewith) have been duly authorized by each of the Company and the Guarantors party thereto and, on the Closing Date, each of the Collateral Agreements will have been validly executed and delivered by, and (assuming the due authorization, execution and delivery thereof by the other parties thereto) will be the legal, valid and binding obligation of, the Company and the Guarantors party thereto, enforceable against the Company and the Guarantors party thereto in accordance with its terms, except that (i) such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditor’s rights generally, and by general equitable principles (whether considered in a proceeding in equity or at law) and (ii) any rights to indemnification and contribution may be limited by federal and state securities laws and principles of public policy.

(q)   No Violation.  None of the Company or the Guarantors is in violation of its certificate of incorporation or by-laws (collectively, the “Charter Documents”).  None of the Company or the Guarantors is (i) in violation of any federal, state, local or foreign statute, law or ordinance, or any judgment, decree, rule, regulation or order (collectively, “Applicable Law”), of any government, governmental or regulatory agency or body, court, arbitrator or self-regulatory organization, domestic or foreign (each, a “Governmental Authority”), other than violations that would not, singly or in the aggregate, have a Material Adverse Effect, or (ii) in breach of or default under any bond, debenture, note or other evidence of indebtedness, indenture, mortgage, deed of trust, lease or any other agreement or instrument to which any such person is a party or by which any of them or any of their respective property is bound (collectively, “Applicable Agreements”), other than as disclosed in the Time of Sale Document and the Final Offering Memorandum and other than breaches or defaults that would not, singly or in the aggregate, have a Material Adverse Effect.  Except as disclosed in the Time of Sale Document and the Final Offering Memorandum, there exists no condition that, with the passage of time or otherwise, would (x) constitute a violation of (A) the Charter Documents or (B) Applicable Laws or (y) constitute a breach of or default under any Applicable Agreement or (z) result in the imposition of any penalty or the acceleration of any indebtedness, other than, in the case of the immediately preceding clauses (x)(B), (y) and (z), such violations, breaches, penalties or defaults that would not, singly or in the aggregate, have a Material Adverse Effect.

(r)    No Conflict.  Except as disclosed in the Time of Sale Document and the Final Offering Memorandum, none of the execution, delivery or performance of any of the Transaction Documents, nor the compliance with the terms and provisions thereof, nor the consummation of any of the

Transactions shall conflict with, violate, constitute a breach of or a default (with the passage of time or otherwise) under, result in the imposition of a Lien on any assets or capital stock of the Company or any of the Guarantors (except (w) Liens created by the Indenture, (x) Liens created by the Collateral Agreements, (y) Liens securing Indebtedness incurred under the New Credit Facility and (z) Permitted Liens that do not, singly or in the aggregate, materially detract from the value of or materially impair the use of such assets or capital stock and would not, singly or in the aggregate, have a Material Adverse Effect), or result in an acceleration of indebtedness under or pursuant to, (i) the Charter Documents, (ii) any Applicable Agreement or (iii) (assuming the accuracy of the representations and warranties of the Initial Purchaser in Section 7 of this Agreement) any Applicable Law, other than, in the case of the immediately preceding clauses (ii) and (iii), such violations, breaches, defaults impositions or accelerations that would not, singly or in the aggregate, have a Material Adverse Effect.  After giving effect to the Transactions, no Default or Event of Default (each, as defined in the Indenture) will exist.

(s)   Permits.  Except as disclosed in the Time of Sale Document and the Final Offering Memorandum and assuming the accuracy of the representations and warranties of the Initial Purchaser in Section 7 of this Agreement, no permit, certificate, authorization, approval, consent, license or order of, or filing, registration, declaration or qualification with, any Governmental Authority or any other person (collectively, “Permits”) is required in connection with, or as a condition to, the execution, delivery or performance of any of the Transaction Documents, the compliance with the terms and provisions thereof or the consummation of any of the Transactions, other than (i) such Permits as have been made or obtained on or prior to the Closing Date, which Permits are in full force and effect on the Closing Date, (ii) as may be required for Exempt Resales under the securities or blue sky laws of the various jurisdictions in which the Notes are being offered by the Initial Purchaser, (iii) the order of the Commission declaring the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, effective, (iv) the recording and filing of the mortgages, applicable financing statements, applicable control agreements and filings with the United States Patent and Trademark Office and (v) such Permits, the failure of which to make or obtain would not, singly or in the aggregate, have a Material Adverse Effect.

(t)    No Proceedings.  Except as disclosed in the Time of Sale Document and the Final Offering Memorandum, there is no action, claim, suit, hearing, notice of violation or deficiency, or proceeding (including, without limitation, any investigation or partial proceeding, such as a deposition), domestic or foreign (collectively, “Proceedings”), pending or, to the knowledge of the Company, threatened (i) with respect to any of the Company or any of the

Guarantors in connection with, or that seeks to restrain, enjoin, prevent the consummation of, or otherwise challenge, any of the Transaction Documents or any of the Transactions, or (ii) that would, singly or in the aggregate, have a Material Adverse Effect.  None of the Company or any of the Guarantors is subject to any judgment, order, decree, rule or regulation of any Governmental Authority that would, singly or in the aggregate, have a Material Adverse Effect.  No injunction or order has been issued and no Proceeding is pending or, to the knowledge of the Company, threatened that (i) asserts that the offer, sale and delivery of the Series A Notes to the Initial Purchaser pursuant to this Agreement or the initial resale of the Series A Notes by the Initial Purchaser in the manner contemplated by this Agreement is subject to the registration requirements of the Securities Act, or (ii) would prevent or suspend the issuance or sale of the Notes, including the Exempt Resales, or the use of the Time of Sale Document and the Final Offering Memorandum, or any amendment or supplement thereto, in any jurisdiction.

(u)   Title to Assets.  Each of the Company and the Guarantors (i) have good and marketable title, free and clear of all Liens (other than (w) Liens created by the Indenture, (x) Liens created by the Collateral Agreements, (y) Liens securing Indebtedness incurred under the New Credit Facility, and (z) Permitted Liens that would not, singly or in the aggregate, have a Material Adverse Effect), to all property and assets owned by it, including those described in the Time of Sale Document and the Final Offering Memorandum as being owned by it, and (ii) hold a valid leasehold interest, which leasehold interest is in full force and effect, with respect to each lease of real and personal property leased by it, other than exceptions that would not, singly or in the aggregate, have a Material Adverse Effect.

(v)   Sufficiency and Condition of Assets.  The assets of the Company and the Guarantors include all of the assets and properties necessary to the conduct of the businesses as currently conducted by them, and such assets are in working condition, except where the failure of such assets to be in working condition would not, singly or in the aggregate, have a Material Adverse Effect.  Without limiting the foregoing, each of the real properties of the Company and the Guarantors (including, without limitation, all buildings, structures, improvements and fixtures located thereon, thereunder, thereover or therein, and all appurtenances thereto and other aspects thereof):  (i) is in good working condition and repair and, to the knowledge of the Company, is structurally sound and free of defects, with no alterations or repairs being required thereto under applicable law or insurance company requirements; and (ii) is otherwise suitable, sufficient and adequate for its current use, operation and occupancy, except, in each such case, for such failures to meet such standards as would not, singly or in the aggregate, have a Material Adverse Effect.

(w)  Insurance.  Each of the Company and the Guarantors maintains reasonably adequate insurance covering its properties, operations, personnel and businesses against losses and risks in accordance with customary industry practice.  To the knowledge of the Company, all such insurance is outstanding and duly in force.

(x)    Real Property. No condemnation, eminent domain, or similar proceeding exists, is pending or, to the knowledge of the Company, is threatened, with respect to or that could affect any real property owned by the Company or any of the Guarantors or that, to the knowledge of the Company, could affect any real property leased by the Company or any of the Guarantors, except, in each case, for such proceedings as would not, singly or in the aggregate, have a Material Adverse Effect.  Other than the Specified Property, no real property owned by the Company or any of the Guarantors is subject to any sales contract, option, right of first refusal or similar agreement or arrangement with any third party. There is no real property currently under contract or subject to an option in favor of the Company or any of the Guarantors, except for real property which the failure of the Company or any of the Guarantors to acquire, would not, singly or in the aggregate, have a Material Adverse Effect.

(y)   Security Interests.  (i)  Upon execution and delivery of the Collateral Agreements by all parties thereto and the issuance of the Notes, the Collateral Agreements will create, in favor of the Collateral Agent, for the benefit of the holders of the Notes, a legal, valid and enforceable Lien on, and security interest in, all of the right, title and interest of the Company and the Guarantors in the Collateral (except as may be limited by bankruptcy laws other than Section 544(a) of the Bankruptcy Code).  Upon (A) the execution and delivery of the relevant Collateral Agreements by all parties thereto, (B) in the case of Collateral in which a security interest may be perfected by filing a Uniform Commercial Code financing statement, the filing of such financing statement with the appropriate filing office, (C) in the case of Collateral in which a security interest may not be perfected by filing a Uniform Commercial Code financing statement or in which a security interest may only be perfected by the Collateral Agent obtaining “control” (as defined in the Uniform Commercial Code) or possession of such Collateral, the obtaining by the Collateral Agent of “control” or the delivery to and possession by the Collateral Agent of such Collateral and (D) in the case of Collateral in which a Lien or security interest may be perfected by recording a mortgage, the recording and filing of such mortgage with the appropriate governmental office of record, the

Security Interests in such Collateral will be valid and perfected, and such Collateral will be subject in the case of priority only to Permitted Liens (subject to the Intercreditor Agreement).  (ii) As of the Closing Date, there will be no currently authorized financing statement, security agreement, chattel mortgage, real estate mortgage or other document filed or recorded with any filing records, registry, or other public office, that purports to cover, affect or give notice of any present or possible future Lien on any assets or property of the Company or any Guarantor, except for (A) Liens created by the Indenture, (B) Liens created by the Collateral Agreements, (C) Liens securing Indebtedness incurred under the New Credit Facility, and (D) Permitted Liens.  (iii) All information certified by an officer of the Company in the Perfection Certificate to be dated as of the Closing Date and to be delivered by such officer on behalf of the Company will be true and correct in all material respects as of the Closing Date (except for information stated to be certified as of a date other than the Closing Date, which information will be true and correct in all material respects as of such other date). (iv) As of the Closing Date (or such other date to the extent expressly stated in the Collateral Agreements), the representations and warranties of each of the Company and the Guarantors in the Collateral Agreements are true and correct (if such representations and warranties are not already qualified with respect to materiality) in all material respects.

(z)    Taxes.  All material tax returns required to be filed (taking into account all applicable extensions) by the Company or any of the Guarantors in any jurisdiction (including foreign jurisdictions) have been filed and, when filed, all such returns were accurate in all material respects, and all material taxes, assessments, fees and other charges (including, without limitation, withholding taxes, penalties and interest) due or claimed to be due from the Company or any of the Guarantors have been paid, other than those being contested in good faith by appropriate proceedings, or those that are currently payable without penalty or interest and, in each case, for which an adequate reserve or accrual has been established on the books and records of the Company or the Guarantors, as applicable, in accordance with generally accepted accounting principles of the United States, consistently applied (“GAAP”).  There are no actual or, to the knowledge of the Company, proposed tax assessments for any taxable period against the Company or any of the Guarantors that would, singly or in the aggregate, have a Material Adverse Effect.  To the knowledge of the Company, the charges, accruals and reserves on the books and records of the Company and the Guarantors, as applicable, in respect of any tax liability for any tax periods not finally determined are adequate to meet any material assessments of tax.

(aa)         Intellectual Property.  The Company and the Guarantors own, possess or are licensed under, or have the right to use or can acquire on reasonable terms, all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, “Intellectual Property”) currently used in the conduct of their businesses, free and clear of all Liens, other than (w) Liens created by the Indenture, (x) Liens created by the Collateral Agreements, (y) Liens securing Indebtedness incurred under the New Credit Facility, and (z) Permitted Liens that would not, singly or in the aggregate, have a Material Adverse Effect.  No written claims have been received by the Company or any Guarantor alleging that the use of any such Intellectual Property by the Company or any of the Guarantors in their businesses infringes the intellectual property rights of any third party, or questioning the validity or effectiveness of any license or agreement related thereto (other than any claims that, if successful, would not, individually or the aggregate, have a Material Adverse Effect), and, to the knowledge of the Company, there is no valid basis for any such claim.  To the knowledge of the Company, the use of such Intellectual Property by the Company and the Guarantors does not infringe on the Intellectual Property rights of any other person.

(bb)         Accounting Controls.  Each of the Company and the Guarantors maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) material transactions are executed in accordance with management’s general or specific authorizations, (ii) material transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any material differences.

(cc)         Financial Statements.  The audited consolidated financial statements and related notes and supporting schedules of the Company and the Guarantors contained in the Time of Sale Document and the Final Offering Memorandum (the “Financial Statements”) present fairly, in all material respects, the financial position, results of operations and cash flows of the Company and its consolidated subsidiaries, as of the respective dates and for the respective periods to which they apply and have been prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as noted therein) and the requirements of Regulation S-X. The financial data set forth under the captions “Summary Historical Consolidated Financial Data” and “Selected Historical Consolidated Financial Data” in the Time of Sale

Document and the Final Offering Memorandum has been prepared on a basis consistent with that of the Financial Statements and present fairly the financial position and results of operations of the Company and its consolidated subsidiaries as of the respective dates and for the respective periods indicated.

All other financial, statistical and market and industry data and forward-looking statements (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Time of Sale Document and the Final Offering Memorandum are fairly and accurately presented in all material respects, are based on or derived from sources that the Company believes to be reliable and accurate in all material respects and are presented on a reasonable basis.  No other financial statements or supporting schedules are required to be included in the Time of Sale Document or the Final Offering Memorandum.

(dd)         Independent Accountants.  PricewaterhouseCoopers, LLP, who have certified and expressed their opinion with respect to the financial statements including the related notes thereto and supporting schedules contained in the Time of Sale Document and the Final Offering Memorandum, are (i) an independent registered public accounting firm with respect to the Company and the Guarantors within the applicable rules and regulations adopted by the SEC and as required by the Securities Act, (ii) in compliance with the applicable requirements relating to the qualification of accountants Regulation S-X and (iii) a registered public accounting firm as defined by the Public Company Accounting Oversight Board (United States) whose registration has not been suspended or revoked and who has not requested such registration to be withdrawn.

(ee)         No Material Adverse Change.  Subsequent to the respective dates as of which information is contained in the Time of Sale Document and the Final Offering Memorandum, except as disclosed in the Time of Sale Document and the Final Offering Memorandum, (i) the Company and the Guarantors have not incurred any liabilities, direct or contingent, that are material, singly or in the aggregate, to them, taken as a whole, and have not entered into any transactions not in the ordinary course of business, that are material, singly or in the aggregate, to them, taken as a whole, (ii) there has not been any material decrease in the capital stock, or any material increase in long-term indebtedness or any material increase in short-term indebtedness of the Company or the Guarantors, or any payment of or declaration to pay any dividends or any other distribution with respect to the Company or the Guarantors, and (iii) there has not been any material adverse change in the properties, business, operations, earnings, assets, liabilities or condition (financial or otherwise) of the Company and the Guarantors taken as a whole

(each of clauses (i), (ii) and (iii), a “Material Adverse Change”).  To the knowledge of the Company, there is no event that has occurred which could reasonably be expected, singly or in the aggregate, to have a Material Adverse Effect or a Material Adverse Change, except such events as have been disclosed in the Time of Sale Document and the Final Offering Memorandum.

(ff)           Ratings.  No “nationally recognized statistical rating organization” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act (i) has imposed (or has informed the Company or any Guarantor that it is considering imposing) any condition (financial or otherwise) on the Company’s or any Guarantor’s retaining any rating assigned to any securities of the Company or any Guarantor, or (ii) has indicated to the Company or any Guarantor that it is considering (A) the downgrading, suspension, or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned, or (B) any adverse change in the outlook for any rating of any securities of the Company or any Guarantor.

(gg)         Solvency.  The Company and each Guarantor is incurring its respective indebtedness under the Series A Notes and the Guarantees in good faith and for the purposes set forth in the Time of Sale Document and the Final Offering Memorandum under the caption “Use of Proceeds.”  On the Closing Date, immediately before and immediately after giving effect to the Transactions, the Company and the Guarantors (on a consolidated basis) will be Solvent.  As used herein, “Solvent” means, for any person on a particular date, that on such date (i) the present fair salable value of the assets of such person, considered as a whole and as a going concern, will exceed the amount required to pay its liability on its debts; (ii) the present fair salable value of the assets of such person, considered as a whole and as a going concern, will exceed the amount required to pay its probable liability on its existing debts as they become absolute and matured; (iii) the assets of such person will not constitute unreasonably small capital with which to conduct its present businesses after giving due consideration to the prevailing practice in the industry in which it is engaged; and (iv) such person does not intend to incur or believe that it would incur debts beyond its ability to pay as those debts become due.  For purposes of this paragraph, “debts” includes contingent and unliquidated debts.  In computing the amount of contingent liabilities at any time, such liabilities will be computed at the amount that, in light of all of the facts and circumstances existing at the time, represents the amount that can reasonably be expected to become an actual or matured liability after reasonably taking into account the probability that the contingency will occur.  None of the Company or any of the Guarantors is contemplating the filing of a petition by it under any bankruptcy or insolvency laws or the liquidating of all or a substantial portion of its property, and, to the knowledge of the Company, no person is contemplating the filing of any such petition.

(hh)         No Solicitation.  None of the Company, the Guarantors or any of their affiliates or anyone acting on their behalf has (i) taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Notes or to facilitate the sale or resale of any of the Notes, (ii) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, any of the Notes, or (iii) except as disclosed in the Time of Sale Document and the Final Offering Memorandum, paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company or the Guarantors.

(ii)           No Registration.  Without limiting any provision herein, no registration under the Securities Act and no qualification of the Indenture under the TIA is required for the offer or sale of the Series A Notes to the Initial Purchaser as contemplated hereby or for the Exempt Resales, assuming (i) that the purchasers in the Exempt Resales are Eligible Purchasers and (ii) the accuracy of the Initial Purchaser’s representations contained in Section 7.  No form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) was used by the Company, the Guarantors or any of their respective affiliates or any of their respective representatives in connection with the offer and sale of any of the Series A Notes or in connection with Exempt Resales; provided, that no representation is made in this subsection with respect to the actions of the Initial Purchaser.  No securities of the Company of the same class as the Series A Notes have been offered, issued or sold by the Company or any of its Affiliates within the six-month period immediately prior to the date hereof; and the Company does not have any intention of making, and will not make, an offer or sale of such securities of the Company of the same class as the Series A Notes, for a period of six months after the date of this Agreement, except for the offering of the Series B Notes as contemplated by this Agreement or the Registration Rights Agreement.  As used in this paragraph, the terms “offer” and “sale” have the meanings specified in Section 2(a)(3) of the Securities Act.

(jj)           ERISA.  With respect to any employee benefit plans maintained or contributed to by the Company, the Company, and the employee benefit plans, are in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, (“ERISA”), the Code and the applicable regulations published under ERISA and the Code.  No condition exists or event or transaction has occurred or, to the knowledge of the Company, is reasonably likely to occur in connection with any employee benefit plan that could result in the Company or any of the Guarantors or any such ERISA Affiliate incurring any liability, fine or penalty that could, singly or in the aggregate, have a Material Adverse Effect.  None of the Company or any of the Guarantors or any such ERISA Affiliate maintains any employee pension benefit plan that is subject to Title IV of ERISA.

The terms “employee benefit plan,” “employee pension benefit plan,” and “party in interest” shall have the meanings assigned to such terms in Section 3 of ERISA.  The term “ERISA Affiliate” shall mean any trade or business, whether or not incorporated, that together with the Company would be deemed a “single employer” within the meaning of Section 4001(b) of ERISA, and the term “disqualified person” shall have the meaning assigned to such term in section 4975 of the Internal Revenue Code of 1986, as amended, or the rules, regulations and published interpretations promulgated thereunder (collectively the “Code”).

(kk)         Investment Company Act and Other Federal Regulations.  Neither the Company nor any of the Guarantors has taken, and none of them will take, any action that may cause this Agreement or the issuance of the Series A Notes to, and none of the Transactions will, violate or result in a violation of Section 7 of the Exchange Act (including, without limitation, Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System).  Neither the Company nor any of the Guarantors is, or upon the consummation of the Offering and sale of the Series A Notes and the application of the net proceeds thereof as described in the Time of Sale Document and the Final Offering Memorandum will be, an “investment company” as defined in the Investment Company Act of 1940, as amended.

(ll)           No Brokers.  Neither the Company nor any of the Guarantors has dealt with any broker, finder, commission agent or other person (other than the Initial Purchaser) in connection with the Transactions, and neither the Company nor any of the Guarantors is under any obligation to pay any broker’s fee or commission in connection with the Transactions (other than commissions and fees to the Initial Purchaser).

(mm)       No Labor Disputes.  Except as would not have, singly or in the aggregate, a Material Adverse Effect, neither the Company nor any of the Guarantors is engaged in any unfair labor practice.  Except as would not have, singly or in the aggregate, a Material Adverse Effect, (i) no unfair labor practice complaint or other proceeding is pending or, to the knowledge of the Company, threatened against the Company or any of the Guarantors before the National

Labor Relations Board or any state, local or foreign labor relations board or any industrial tribunal, and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement is so pending or, to the knowledge of the Company, threatened; (ii) no strike, labor dispute, slowdown or stoppage is pending or, to the knowledge of the Company, threatened against the Company or any of the Guarantors; and (iii) except as disclosed in the Time of Sale Document and the Final Offering Memorandum, no union representation question exists with respect to the employees of the Company or any of the Guarantors, and, to the knowledge of the Company, no union organizing activities are taking place.

(nn)         Employment Laws.  Except as disclosed in the Time of Sale Document and the Final Offering Memorandum, to the knowledge of the Company, there is no violation of any federal, state or local law relating to employment and employment practices, discrimination in the hiring, promotion or pay of employees, nor any applicable wage or hour laws by the Company or any of the Guarantors that would, singly or in the aggregate, have a Material Adverse Effect.

(oo)         WARN Act.  To the knowledge of the Company, (i) there is no threatened or pending liability against the Company or any of the Guarantors pursuant to the Worker Adjustment and Retraining Notification Act of 1988 (the “WARN Act”) or any applicable state or local law concerning a plant closing or mass layoff; and (ii) there has been no violation of the WARN Act or any similar law within the last four years that would, singly or in the aggregate, have a Material Adverse Effect.

(pp)         Environmental Laws.  Except as disclosed in the Time of Sale Document and the Final Offering Memorandum or as otherwise would not, singly or in the aggregate, have a Material Adverse Effect or otherwise require disclosure in the Time of Sale Document and the Final Offering Memorandum, (i) neither the Company nor any of the Guarantors has been or is in violation of any federal, state or local laws and regulations relating to pollution or protection of human health or the environment, including, without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of toxic or hazardous substances, materials or wastes, or petroleum and petroleum products (“Materials of Environmental Concern”), or otherwise relating to the protection of human health and safety, or the use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern (collectively, “Environmental Laws”), which violation includes, but is not limited to, noncompliance with, or lack of, any permits or other environmental authorizations; (ii) to the knowledge of the Company, there are no circumstances, either past, present or that are reasonably foreseeable, that may lead to any such violation in the future; (iii) none of the Company or any of the Guarantors has received any written or, to the knowledge of the Company, oral communication, whether from a Governmental Authority or otherwise, alleging any such violation; (iv) there is no pending or, to the knowledge of the Company, threatened claim, action, investigation, notice (written or, to the knowledge of the Company, oral) or other Proceeding by any person or entity alleging potential liability of the Company or any of the Guarantors (or, to the knowledge of the Company against any person or entity for whose acts or omissions the Company or any of the Guarantors is or may reasonably be expected to be liable, either contractually or by operation of law) for investigatory, cleanup, or other response costs, or natural resources or property damages, or personal injuries, attorney’s fees or penalties relating to (A) the presence, or release into the environment, of any Materials of Environmental Concern at any location, or (B) circumstances forming the basis of any violation or potential violation, of any Environmental Law (collectively, “Environmental Claims”); and (v) to the knowledge of the Company, there are no past or present actions, activities, circumstances, conditions, events or incidents that could reasonably be expected to form the basis of any Environmental Claim.

In the ordinary course of business, each of the Company and the Guarantors, as appropriate, (i) conducts a periodic review of compliance with Environmental Laws applicable to its business, operations and properties and assesses and evaluates potential liabilities (including, without limitation, for capital or operating expenditures required for cleanup, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities, and any potential liabilities to third parties under Environmental Laws); and (ii) has conducted environmental investigations of, and has reviewed reasonably available information regarding, its business, properties and operations, and of other properties within the vicinity of its business, properties and operations, as appropriate for the circumstances of each such property and operation; on the basis of such reviews, investigations and inquiries, it has reasonably concluded that any costs and liabilities associated with such matters would not have, singularly or in the aggregate, a Material Adverse Effect or otherwise require disclosure in the Time of Sale Document and the Final Offering Memorandum.

(qq)         Directed Selling Efforts.  None of the Company, or the Guarantors nor any of their respective affiliates or any person acting on its or their behalf (other than the Initial Purchaser, as to whom the Company and the Guarantors make no representation) has engaged or will engage in any directed selling efforts within the meaning of Regulation S under the Securities Act (“Regulation S”) with respect to the Series A Notes or the Guarantees.

(rr)           No Plan or Scheme.  The sale of the Series A Notes pursuant to Regulation S is not part of a plan or scheme to evade the registration provisions of the Securities Act.

(ss)         Regulation S Offering Restrictions.  The Company, the Guarantors and their respective affiliates and all persons acting on their behalf (other than the Initial Purchaser, as to whom the Company and the Guarantors make no representation) have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Series A Notes outside the United States.

(tt)           Representations and Warranties.  Each certificate signed by any officer of the Company or any of the Guarantors and delivered to the Initial Purchaser or counsel for the Initial Purchaser pursuant to this Agreement shall be deemed to be a representation and warranty by the Company and the Guarantors (and not individually by such officer) to the Initial Purchaser as to the matters covered thereby.

(uu)         Foreign Corrupt Practices Act.  None of the Company or any Guarantor or any director, officer, employee or, to the knowledge of the Company or any Guarantor, any agent or other person acting on behalf of the Company or any Guarantor has, in the course of its actions for, or on behalf of, the Company or any Guarantor (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any domestic government official, “foreign official” (as defined in the U.S. Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (collectively, the “FCPA”) or employee from corporate funds; (iii) violated or is in violation of any provision of the FCPA or any applicable non-U.S. anti-bribery statute or regulation; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any domestic government official, such foreign official or employee.

(vv)         Money Laundering.  The operations of the Company and the  Guarantors are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the

Company or the  Guarantors with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened.

(ww)       OFAC.  Neither the Company nor the  Guarantors nor, to the Company’s knowledge, any director, officer, agent, employee or Affiliate of the Company or any of the  Guarantors or other person acting on their behalf is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the Offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

7.     Representations and Warranties of the Initial Purchaser.  The Initial Purchaser represents and warrants to the Company and the Guarantors that:

(a)           QIB.  It is a QIB with such knowledge and experience in financial and business matters as is necessary in order to evaluate the merits and risks of an investment in the Series A Notes.

(b)           Eligible Purchasers.  It (i) is not acquiring the Series A Notes with a view to any distribution thereof that would violate the Securities Act or the securities laws of any state of the United States or any other applicable jurisdiction, and (ii) will be soliciting offers for the Series A Notes only from, and will be offering and selling the Series A Notes only to (A) persons in the United States whom it reasonably believes to be QIBs in reliance on the exemption from the registration requirements of the Securities Act provided by Rule 144A under the Securities Act or (B) Regulation S Purchasers in Offshore Transactions in reliance upon Regulation S under the Securities Act.

(c)           No General Solicitation.  No form of general solicitation or general advertising within the meaning of Section 502(c) of the Act nor any offers involving a public offering within the meaning of Section 4(2) of the Act have been or will be used by the Initial Purchaser or any of its representatives in connection with the offer and sale of any of the Series A Notes.

(d)           Representations of Eligible Purchasers.  In connection with the Exempt Resales, it will solicit offers to buy the Series A Notes only from, and will offer and sell the Series A Notes only to, persons whom it reasonably believes to be Eligible Purchasers in accordance with this Agreement and on the terms contemplated by the Time of Sale Document and the Final Offering Memorandum.

(e)           Power and Authority.  It has all requisite power and authority to enter into, deliver and perform its obligations under this Agreement and the Registration Rights Agreement and each of this Agreement and the Registration Rights Agreement has been duly and validly authorized by it.

(f)            Directed Selling Efforts.  The Initial Purchaser and its affiliates or any person acting on its or their behalf have not engaged and will not engage in any directed selling efforts within the meaning of Regulation S with respect to the Series A Notes or the Guarantees.

(g)           Offshore Transactions.  The Series A Notes offered and sold by the Initial Purchaser pursuant hereto in reliance on Regulation S have been and will be offered and sold only in Offshore Transactions.

(h)           No Plan or Scheme.  The sale of the Series A Notes offered and sold by the Initial Purchaser pursuant hereto in reliance on Regulation S is not part of a plan or scheme to evade the registration provisions of the Securities Act.

(i)            Regulation S Offering Restrictions.  The Initial Purchaser agrees that it has not offered or sold and will not offer or sell the Series A Notes in the United States or to, or for the benefit or account of, a U.S. Person (other than a distributor), in each case, as defined in Rule 902 under the Securities Act (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering of the Series A Notes pursuant hereto and the Closing Date, other than in accordance with Regulation S of the Securities Act or another exemption from the registration requirements of the Securities Act.  The Initial Purchaser agrees that, during such 40-day restricted period, it will not cause any advertisement with respect to the Series A Notes (including any “tombstone” advertisement) to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Series A Notes, except such advertisements as permitted by and include the statements required by Regulation S.

(j)            Notice Required.  The Initial Purchaser agrees that, at or prior to confirmation of a sale of Series A Notes by it to any distributor, dealer or person receiving a selling concession, fee or other remuneration during the 40-day restricted period referred to in Rule 903(b)(3) under the Securities Act, it will send to such distributor, dealer or person receiving a selling concession, fee or other remuneration a confirmation or notice to substantially the following effect:

“The Series A Notes covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of your distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the Offering and the Closing Date, except in either case in accordance with Regulation S under the Securities Act (or Rule 144A under the Securities Act or to institutional “accredited investors,” as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) in transactions that are exempt from the registration requirements of the Securities Act), and in connection with any subsequent sale by you of the Series A Notes covered hereby in reliance on Regulation S during the period referred to above to any distributor, dealer or person receiving a selling concession, fee or other remuneration, you must deliver a notice to substantially the foregoing effect.  Terms used above have the meanings assigned to them in Regulation S.”

(k)   Regulation S Security.  The Initial Purchaser agrees that the Series A Notes offered and sold in reliance on Regulation S will be represented upon issuance by a global security that may not be exchanged for definitive securities until the expiration of the 40-day restricted period referred to in Rule 903(b)(3) of the Securities Act and only upon certification of beneficial ownership of such Series A Notes by non-U.S. persons or U.S. persons who purchased such Series A Notes in transactions that were exempt from the registration requirements of the Securities Act.

8.     Indemnification.

(a)   Indemnification of Initial Purchaser.  The Company and each of the Guarantors shall, jointly and severally, indemnify and hold harmless the Initial Purchaser and each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Initial Purchaser (any of such persons being hereinafter referred to as a “controlling person”), and the respective officers, directors, partners and employees of the Initial Purchaser and any such controlling person (collectively, the “Purchaser Indemnified Parties”), to the fullest extent lawful, from and against any and all losses, claims, damages and liabilities, and will reimburse promptly upon demand the Purchaser Indemnified Parties for all costs and expenses (including, without limitation, reasonable attorneys’ fees and other costs and expenses reasonably incurred in connection with investigating, preparing, pursuing or defending against any of the foregoing) (such losses, claims, damages, liabilities, costs and expenses, collectively, “Losses”) directly or indirectly caused by, based upon or arising out of (i) any untrue statement or alleged untrue statement of a material fact contained in the Time of Sale Document, any Company Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto) or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that neither the Company nor any Guarantor shall be liable under the indemnity provided in this Section 8(a) to any Purchaser Indemnified Party for any Losses that are based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with the Furnished Information.

(b)   Actions Against Parties; Notification.  If any Proceeding shall be brought or asserted against any person entitled to indemnification hereunder (an “Indemnified Party”), such Indemnified Party shall give prompt written notice to the party or parties from which such indemnification is sought (the “Indemnifying Parties” and each, an “Indemnifying Party”); provided, that the failure to so notify the Indemnifying Parties shall not relieve any of the Indemnifying Parties from any obligation or liability under Section 8(a) or 8(c) except to the extent (but only to the extent) that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal) that such Indemnifying Party has been prejudiced materially by such failure.

The Indemnifying Parties shall have the right, exercisable by giving written notice to an Indemnified Party, within 20 Business Days after receipt of written notice from such Indemnified Party of such Proceeding, to assume, at their expense, the defense of any such Proceeding; provided, that an Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or parties unless: (i) the Indemnifying Parties have agreed to pay such fees and expenses; (ii) the Indemnifying Parties shall have failed promptly to assume the defense of such Proceeding or shall have failed to employ counsel reasonably satisfactory to such Indemnified Party; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and one or more Indemnifying Parties, and such Indemnified Party shall have been advised by counsel that there may be one or more defenses available to such Indemnified Party that are in addition to, or in conflict with, those defenses available to the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Parties in writing that it elects to employ separate counsel at the expense of the Indemnifying Parties, the Indemnifying Parties

shall not have the right to direct the defense thereof on behalf of the Indemnified Party or Parties and the reasonable fees and expenses of such counsel shall be at the expense of the Indemnifying Parties; it being understood, however, that, the Indemnifying Parties shall not, in connection with any one such Proceeding or separate but substantially similar or related Proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for such Indemnified Party).

No Indemnifying Party shall be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, consent to entry of any judgment in or enter into any settlement of any pending or threatened Proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not any Indemnified Party is a party thereto) unless such judgment or settlement includes, as an unconditional term thereof, the giving by the claimant or plaintiff to each Indemnified Party of a release, in form and substance reasonably satisfactory to the Indemnified Party, from all Losses that may arise from such Proceeding or the subject matter thereof (whether or not any Indemnified Party is a party thereto).

(c)   Indemnification of the Company and the Guarantors.  The Initial Purchaser agrees to indemnify and hold harmless and reimburse the Company, the Guarantors and each of their controlling persons and the respective members, managers, officers, directors, partners and employees of the Company and the Guarantors and any such controlling person to the same extent as the foregoing indemnity from the Company and the Guarantors to each of the Purchaser Indemnified Parties stated in Section 8(a), but only with respect to Losses that are caused by, based upon or arising out of an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with the Furnished Information.

(d)   Contribution.  If the indemnification provided for in this Section 8 is unavailable to an Indemnified Party or is insufficient to hold such Indemnified Party harmless for any Losses in respect of which this Section 8 would otherwise apply by its terms (other than by reason of exceptions provided in this Section 8), then each indemnifying party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchaser, on the other hand, from the Offering or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchaser, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations.  The relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchaser, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the Offering (before deducting expenses) received by the Company, on the one hand, and the total discounts and commissions received by the Initial Purchaser, on the other hand, bear to the total price of the Series A Notes in Exempt Resales as set forth on the cover page of the Final Offering Memorandum.  The relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchaser, on the other hand, shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or any Guarantor, on the one hand, or the Initial Purchaser, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The amount paid by an Indemnified Party as a result of any Losses shall be deemed to include all costs (including, without limitation, reasonable attorneys’ fees) and expenses incurred by such party in connection with any Proceeding, to the extent such party would have been indemnified or reimbursed for such fees or expenses if the indemnification provided for in this Section 8 was available to such party.

Each party hereto agrees that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 8(d), the Initial Purchaser shall not be required to contribute, in the aggregate, any amount in excess of (i) the aggregate gross proceeds received by the Initial Purchaser from the sale of the Series A Notes over (ii) the sum of (A) the aggregate price at which the Initial Purchaser purchased the Series A Notes from the Company and (B) the amount of any Losses that the Purchaser Indemnified Parties otherwise have been required to pay by reason of such untrue or alleged untrue statement of such omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e)   Nonexclusive Remedy. The indemnity and contribution agreements contained in this Section 8 are in addition to any liability that any of the Indemnifying Parties may otherwise have to the Indemnified Parties, and do not limit in any way rights or remedies which may otherwise be available at law or in equity.

9.     Conditions.

(a)   Conditions to Obligations of Initial Purchaser.  The obligations of the Initial Purchaser to purchase the Series A Notes under this Agreement are subject to the satisfaction or waiver of each of the following conditions:

(i)            Representations and Warranties of the Company and the Guarantors.  All the representations and warranties of each of the Company and the Guarantors in this Agreement shall be true and correct in all material respects (other than representations and warranties with a “material adverse effect” qualifier or other materiality qualifier, which shall be true and correct as written) at and as of the Closing Date after giving effect to the Transactions with the same force and effect as if made on and as of such date.  On or prior to the Closing Date, each of the Company and the Guarantors shall have performed or complied in all material respects with all of the agreements and satisfied in all material respects all conditions on their respective parts required to be performed, complied with or satisfied by it as of or prior to the Closing Date pursuant to this Agreement.

(ii)           No Injunction.  No injunction, restraining order or order of any nature by a Governmental Authority shall have been issued as of the Closing Date that would prevent or materially interfere with the issuance and sale of the Series A Notes or the consummation of any of the Transactions; and no stop order suspending the qualification or exemption from qualification of any of the Series A Notes in any jurisdiction shall have been issued, and no Proceeding for that purpose shall have been commenced or be pending or, to the knowledge of the Company, contemplated as of the Closing Date.

(iii)          No Proceedings.  No action shall have been taken and no Applicable Law shall have been enacted, adopted or issued that would, as of the Closing Date, prevent the consummation of any of the Transactions.  Except as disclosed in the Time of Sale Document and the Final Offering Memorandum, no Proceeding shall be pending or, to the knowledge of the Company, threatened other than Proceedings that (A) if adversely determined would not, singly or in the aggregate, adversely affect the issuance or marketability of the Series A Notes, and (B) would not, singly or in the aggregate, have a Material Adverse Effect.

(iv)          No Material Adverse Change.  Subsequent to the respective dates as of which information is given in the Time of Sale Document (exclusive of any amendment or supplement thereto), there shall not have been any Material Adverse Change.

(v)           Maintenance of Rating.  As of the Closing Date, (i) there shall not have occurred any downgrading, suspension or withdrawal of, nor shall any notice have been given of any potential or intended downgrading, suspension or withdrawal of, or of any review (or of any potential or intended review) for a possible change that does not indicate the direction of the possible change in, any rating of any securities of the Company or the Guarantors (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) by any “nationally recognized statistical rating organization” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act, (ii) there shall not have occurred any adverse change, nor shall any notice have been given of any potential or intended adverse change, in the outlook for any rating of any securities of the Company or the Guarantors by any such rating organization and (iii) no such rating organization shall have given notice that it has assigned (or is considering assigning) a lower rating to the Notes than that on which the Notes were marketed.

(vi)          Officers’, Secretary’s and Solvency Certificates.  The Initial Purchaser shall have received on the Closing Date (A) certificates dated the Closing Date, signed by (1) the Chief Executive Officer, and (2) the principal financial or accounting officer of each of the Company and the Guarantors, on behalf of such entity, confirming the matters set forth in paragraphs (i), (ii), (iii), (iv), (v), and (xi) of this Section 9(a), (B) a certificate, dated the Closing Date, signed by the Secretary of each of the Company and the Guarantors certifying such matters as the Initial Purchaser may reasonably request, and (C) a certificate of solvency, dated the Closing Date, signed by the principal financial or accounting officer of the Company and the Guarantors certifying such matters as the Initial Purchaser may reasonably request.

(vii)         Opinions of Counsel.  The Initial Purchaser shall have received, a favorable opinion (in form and substance reasonably satisfactory to the Initial Purchaser and counsel to the Initial Purchaser), dated the Closing Date, of each of the following: (A) Dechert LLP, special counsel to the Company and the Guarantors; (B) Devine, Millimet & Branch, PA, local New Hampshire counsel to Dartmouth Printing Company and Dartmouth Journal Services, Inc.; and (C) White & Case LLP, special counsel to the Initial Purchaser.

(viii)        Accountants’ Comfort Letters.  The Initial Purchaser shall have received from PricewaterhouseCoopers LLP, independent auditors with respect to the Company, (A) a customary initial comfort letter delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), dated the date hereof, in form and substance reasonably satisfactory to the Initial Purchaser and its counsel, with respect to the financial statements and certain financial information contained in the Time of Sale Document and the Final Offering Memorandum, and (B) a customary “bring-down” comfort letter, dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchaser and its counsel, which includes, among other things, a reaffirmation of the statements made in its initial letter furnished pursuant to clause (A) with respect to such financial statements and financial information contained in the Time of Sale Document and the Final Offering Memorandum.

(ix)           Execution and Delivery of Documents.  The Transaction Documents shall have been executed and delivered by all parties thereto and the Initial Purchaser shall have received an executed copy of each Transaction Document.

(x)            Additional Transaction Documents.  The Initial Purchaser or its counsel shall have received copies of all opinions, certificates and other documents required to be delivered under or in connection with the Transactions on or prior to the Closing Date.

(xi)           Consummation of Transactions.  Each of the Transactions to be consummated on or prior to the Closing Date shall have been consummated on terms that conform in all material respects to the description thereof in the Time of Sale Document and the Final Offering Memorandum.  The terms of each Transaction Document shall conform in all material respects to the description thereof in the Time of Sale Document and the Final Offering Memorandum to the extent described therein.

(xii)          Collateral Agreements.  Subject to clause 5(q) hereof, the Company and the Guarantors shall have furnished to the Initial Purchaser the Collateral Agreements duly executed, and if appropriate, notarized, by the respective parties thereto, together with:

(A)          proper financing statements, each in the form to be filed on the Closing Date under the Uniform Commercial Code of all jurisdictions that may be deemed necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect the Liens created by the Collateral Agreements, covering the Collateral and naming the Collateral

Agent as secured party, which financing statements shall be so filed on the Closing Date;

(B)           proper instruments to be filed in the U.S. Patent and Trademark Office that may be deemed necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect the liens granted on patents, if any, and trademarks, which liens have been created by the Collateral Agreements;

(C)           contemplated requests for information and Lien search results, listing all effective financing statements filed as of a recent date in the jurisdictions referred to in Section 9(a)(xii)(A) that name any of the Company or the Guarantors as debtor, together with copies of such financing statements (none of which shall cover the Collateral described in the Collateral Agreements, other than financing statements which cover Permitted Liens);

(D)          copies of duly executed UCC-3 termination statements, mortgage releases, intellectual property releases and other collateral releases and terminations, each in form and substance reasonably satisfactory to the Initial Purchaser evidencing the release of each item of Collateral and the termination of all Liens thereon (other than Liens created by the Indenture and the Collateral Agreements or Permitted Liens), and each such release and termination shall be in full force and effect;

(E)           if requested by the Collateral Agent, bailee letters and landlord waivers, in form and substance reasonably satisfactory to the Initial Purchaser, executed by bailees and landlords, the Company or the Guarantors, as appropriate, for delivery to each of the persons specified in the Collateral Agreements as holding Collateral;

(F)           the stock certificates pledged to the Collateral Agent pursuant to the Collateral Agreements; and

(G)           any other documents required to be delivered to the Collateral Agent pursuant to the Collateral Agreements and reasonable evidence that all other actions necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect and protect the Liens created by the Collateral Agreements have been taken.

(xiii)         Liens.  The Initial Purchaser and its counsel shall be satisfied that (a) the Lien granted to the Collateral Agent, for the benefit of the holders of the Notes in the Collateral is of the priority described in the Final

Offering Memorandum and (b) no Lien exists on any of the Collateral, other than the Lien created in favor of the Collateral Agent, for the benefit of the holders of the Notes pursuant to a Collateral Agreement in each case subject to the Permitted Liens.

(xiv)        Additional Documents.  Counsel to the Initial Purchaser shall have been furnished with such documents as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Section 9 and to evidence the accuracy, completeness and satisfaction of the representations, warranties and conditions contained in this Agreement.

(b)           Conditions to the Company’s and the Guarantors’ Obligations.  The obligations of the Company to sell, and the obligations of the Guarantors to guarantee, the Series A Notes under this Agreement are subject to the satisfaction or waiver of each of the following conditions:

(i)            Payment.  The Initial Purchaser shall have delivered payment to the Company for the Series A Notes pursuant to Sections 2 and 4 of this Agreement and shall have complied with all other obligations and agreements required to be complied with by the Initial Purchaser hereunder on or prior to the Closing Date.

(ii)           Representations and Warranties.  All of the representations and warranties of the Initial Purchaser in this Agreement shall be true and correct in all material respects at and as of the Closing Date, with the same force and effect as if made on and as of such date.

(iii)          No Injunctions.  No injunction, restraining order or order of any nature by a Governmental Authority shall have been issued as of the Closing Date that would prevent or interfere with the issuance and sale of the Series A Notes; and no stop order suspending the qualification or exemption from qualification of any of the Series A Notes in any jurisdiction shall have been issued and no Proceeding for that purpose shall have been commenced or be pending or contemplated as of the Closing Date.

10.  Termination.  This Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto.  The Initial Purchaser may terminate this Agreement at any time prior to the Closing Date by written notice to the Company if any of the following has occurred:

(a)   Material Adverse Effect.  Subsequent to the respective dates as of which information is given in the Time of Sale Document (exclusive of any amendment or supplement thereto), any Material Adverse Effect or any

Material Adverse Change that could, in the Initial Purchaser’s reasonable judgment, (i) make it impracticable or inadvisable to proceed with the Offering or delivery of the Series A Notes, including the Exempt Resales, on the terms and in the manner contemplated in the Time of Sale Document and the Final Offering Memorandum or (ii) materially impair the investment quality of the Notes.

(b)   Failure to Satisfy Conditions.  The failure of the Company or any of the Guarantors to satisfy the conditions contained in Section 9(a) on or prior to the Closing Date.

(c)   Outbreak of Hostilities.  Any attack on or incidences of terrorism involving the United States, any outbreak or escalation of hostilities directly or indirectly involving the United States, any military action or commencement or declaration of war by or directly or indirectly involving the United States, any declaration of a national emergency, any other calamity, emergency or crisis directly or indirectly involving the United States, any material adverse change in economic conditions in or the financial markets of the United States or elsewhere or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which could be reasonably expected to make it, in the Initial Purchaser’s judgment, impracticable or inadvisable to market or proceed with the offering or delivery of the Series A Notes on the terms and in the manner contemplated in the Time of Sale Document and the Final Offering Memorandum or to enforce contracts for the sale of any of the Series A Notes.

(d)   Suspension of Trading.  The suspension or limitation of trading generally in securities on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market or any setting of limitations on prices for securities on any such exchange or on the Nasdaq National Market.

(e)   Enactment of Adverse Law.  The enactment, publication, decree or other promulgation after the date hereof of any Applicable Law that in the Initial Purchaser’s opinion, after receiving advice of legal counsel, materially and adversely affects, or could be reasonably expected to materially and adversely affect, the properties, business, operations, earnings, assets, liabilities or condition (financial or otherwise) of the Company and the Guarantors, taken as a whole.

(f)    Downgrade of Securities.  On or after the date hereof, (i) there shall not have occurred any downgrading, suspension or withdrawal of, nor shall any notice have been given of any potential or intended downgrading, suspension or withdrawal of, or of any review (or of any potential or intended review) for a possible change that does not indicate the direction of the possible change in, any rating of the Company or any of the Guarantors or any securities of the Company or any of the Guarantors (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) by any “nationally recognized statistical rating organization” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act, (ii) there shall not have occurred any adverse change, nor shall any notice have been given of any potential or intended adverse change, in the outlook for any rating of the Company or the Guarantors or any securities of the Company or the Guarantors (by any such rating organization and (iii) no such rating organization shall have given notice that it has assigned (or is considering assigning) a lower rating to the Notes than that on which the Notes were marketed.

(g)   Banking Moratorium.  The declaration of a banking moratorium by any Governmental Authority or the taking of any action by any Governmental Authority after the date hereof in respect of its monetary or fiscal affairs that in the Initial Purchaser’s opinion could reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect.

The respective indemnities, contribution and expense reimbursement provisions and agreements, and representations, warranties and other statements of the Company and the Guarantors and the Initial Purchaser set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Initial Purchaser or any of the Company or the Guarantors, or any of their respective officers, directors, members or managers or any of their respective controlling persons, (ii) acceptance of the Notes, and payment for them hereunder, and (iii) any termination of this Agreement (including, without limitation, any termination pursuant to this Section 10).  Without limiting the foregoing, notwithstanding any termination of this Agreement, the Company and the Guarantors shall be and shall remain jointly and severally liable (x) for all expenses that they have agreed to pay pursuant to Section 5(f), and (y) pursuant to Section 8 and (ii) the Initial Purchaser shall be and shall remain liable for its obligations pursuant to Section 8.

11.  No Fiduciary Relationship

The Company and the Guarantors hereby acknowledge that the Initial Purchaser is acting solely as initial purchaser in connection with the purchase and sale of the Notes. The Company and the Guarantors further acknowledge that the Initial Purchaser is acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis, and in no event do the parties intend that the Initial Purchaser act or be responsible as a fiduciary to either the Company, the Guarantors or their respective management, stockholders or creditors or any other person in connection with any activity that the Initial Purchaser may undertake or have undertaken in furtherance of the purchase and sale of the Notes, either before or after the date hereof.  The Initial Purchaser hereby expressly disclaims any fiduciary or similar obligations to either the Company or the Guarantors, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company and the Guarantors hereby confirm their understanding and agreement to that effect. The Company, the Guarantors and the Initial Purchaser agree that they are each responsible for making their own independent judgments with respect to any such transactions and that any opinions or views expressed by the Initial Purchaser to the Company and the Guarantors regarding such transactions, including, but not limited to, any opinions or views with respect to the price or market for the Notes, do not constitute advice or recommendations to the Company and the Guarantors. The Company and the Guarantors hereby waive and release, to the fullest permitted by law, any claims that either of the Company or the Guarantors may have against the Initial Purchaser with respect to any breach or alleged breach of any fiduciary or similar duty to the Company or the Guarantors in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

12.  Miscellaneous.

(a)   Notices.  Notices given pursuant to any provision of this Agreement shall be addressed as follows:  (i) if to any of the Company and the Guarantors, to 11311 McCormick Road, S260, Hunt Valley, Maryland 21031, Attention: President, with a copy to Dechert LLP, 2929 Arch Street, Philadelphia, Pennsylvania 19104, Attention: Eric S. Siegel, Esq. and (ii) if to the Initial Purchaser, to  Jefferies & Company, Inc., 520 Madison Avenue, New York, NY 10022, with a copy to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036, Attention:  Jin K. Kim, Esq. (provided, that any notice pursuant to Section 8 hereof will be mailed, delivered, telegraphed or sent by facsimile and confirmed to the party to be notified and its counsel), or in any case to such other address as the person to be notified may have requested in writing.

(b)   Successors and Assigns.  This Agreement has been and is made solely for the benefit of and shall be binding upon each of the Company and the Guarantors, the Initial Purchaser and, to the extent provided in Section 8, the controlling persons, officers, directors, partners, employees, representatives and agents referred to in Section 8, and their respective heirs, executors, administrators, successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement.  The term “successors and assigns” shall not include a purchaser of any of the Series A Notes from the Initial Purchaser merely because of such purchase.  Notwithstanding the foregoing, it is expressly understood and agreed that each purchaser who purchases Series A Notes from the Initial Purchaser is intended to be a beneficiary of the Company’s and the Guarantors’ covenants contained in the Registration Rights Agreement to the same extent as if the Series A Notes were sold and those covenants were made directly to such purchaser by each of the Company and the Guarantors, and each such purchaser shall have the right to take action against each of the Company and the Guarantors to enforce, and obtain damages for any breach of, those covenants.

(c)   Governing Law; Jurisdiction; Waiver of Jury Trial; Venue.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.  Each of the Company and the Guarantors hereby expressly and irrevocably (i) submits to the non-exclusive jurisdiction of the federal and state courts sitting in the Borough of Manhattan in the City of New York in any suit or proceeding arising out of or relating to this Agreement or the Transactions, and (ii) waives (a) its right to a trial by jury in any legal action or proceeding relating to this Agreement, the Transactions or any course of conduct, course of dealing, statements (whether verbal or written) or actions of the Initial Purchaser and for any counterclaim related to any of the foregoing and (b) any obligation which it may have or hereafter may have to the laying of venue of any such litigation brought in any such court referred to above and any claim that any such litigation has been brought in an inconvenient forum.

(d)   Entire Agreement; Counterparts.  This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.  This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

(e)   Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.  When a reference is made in this Agreement to a Section, paragraph, subparagraph, Schedule or Exhibit, such reference shall mean a Section, paragraph, subparagraph, Schedule or Exhibit to this Agreement unless otherwise indicated.

(f)    Interpretation.  The words “include,” “includes,” and “including” when used in this Agreement shall be deemed in each case to be followed by the words “without limitation.”  The phrases “the date of this

Agreement,” “the date hereof,” and terms of similar import shall be deemed to refer to April 8, 2011.   The words “hereof,” “herein,” “herewith,”  “hereby” and “hereunder” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement.  The phrase “to the knowledge of the Company” means (i) the actual knowledge of John A. Saxton and Robert M. Jakobe and (ii) the knowledge John A. Saxton and Robert M. Jakobe could reasonably be expected to have after such inquiry of the Presidents of each of the Company’s Subsidiaries as is reasonable under the circumstances.  Unless the context otherwise requires, defined terms shall include the singular and plural and the conjunctive and disjunctive forms of the terms defined.

(g)   Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(h)   Amendment.  This Agreement may be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may be given, provided that the same are in writing and signed by each of the signatories hereto.

[signature pages follow]

Please confirm that the foregoing correctly sets forth the agreement between the Company and the Guarantors, on the one hand, and the Initial Purchaser, on the other hand.

Very truly yours,

Company

THE SHERIDAN GROUP, INC.

By:	/s/ Robert M. Jakobe
	Name:	Robert M. Jakobe
	Title:	Executive Vice President & Chief Financial Officer

Guarantors

DARTMOUTH PRINTING COMPANY

By:	/s/ Robert M. Jakobe
	Name:	Robert M. Jakobe
	Title:	Secretary

DARTMOUTH JOURNAL SERVICES, INC.

By:	/s/ Robert M. Jakobe
	Name:	Robert M. Jakobe
	Title:	Secretary

SHERIDAN BOOKS, INC.

By:	/s/ Robert M. Jakobe
	Name:	Robert M. Jakobe
	Title:	Secretary

THE DINGLEY PRESS, INC.

By:	/s/ Robert M. Jakobe
	Name:	Robert M. Jakobe
	Title:	Secretary

THE SHERIDAN GROUP HOLDING COMPANY

By:	/s/ Robert M. Jakobe
	Name:	Robert M. Jakobe
	Title:	President

THE SHERIDAN PRESS, INC.

By:	/s/ Robert M. Jakobe
	Name:	Robert M. Jakobe
	Title:	Secretary

UNITED LITHO, INC.

By:	/s/ Robert M. Jakobe
	Name:	Robert M. Jakobe
	Title:	Secretary

ACCEPTED AND AGREED TO:

JEFFERIES & COMPANY, INC.

By:	/s/ Kevin Lockhart
	Name:	Kevin Lockhart
	Title:	Managing Director

Schedule I

Pricing Supplement

Schedule II

Guarantors

Name	State of Incorporation
Dartmouth Printing Company	New Hampshire
Dartmouth Journal Services, Inc.	New Hampshire
Sheridan Books, Inc.	Delaware
The Dingley Press, Inc.	Delaware
The Sheridan Group Holding Company	Delaware
The Sheridan Press, Inc.	Maryland
United Litho, Inc.	Maryland